UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 25, 2025

RREEF Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55598		45-4478978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

875 Third Avenue, 26th Floor	New York,	NY	10022
(Address of Principal Executive Offices)			(Zip Code)
(212) 454-4500
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

On August 25, 2025, a group of single purpose entities structured as limited liability companies (each a “Borrower” and collectively, the “Borrowers”), each of which has as its sole member RREEF Property Operating Partnership, LP (the “Operating Partnership”), a wholly owned subsidiary of RREEF Property Trust, Inc. (the “Company”), entered into a Fifth Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents, dated as of August 25, 2025, by and among the Borrowers, Wells Fargo Bank, National Association, as administrative agent and lender (“Wells Fargo”), and the other lending institutions that may become parties thereto (the “Amendment”).

The Amendment amends the Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents, dated January 27, 2023, as amended, by and among the Borrowers and Wells Fargo (the "Wells Fargo line of credit"). The Amendment includes the following: (a) it extends the maturity date from December 27, 2025 to April 1, 2028; (b) it amends the calculation of the Borrowing Base Value (described below) once the Borrower Base Value Trigger Date (described below) occurs; (c) it requires that the Company maintain a minimum liquidity amount of at least $1,000,000; (d) it decreases the maximum revolving commitment amount from $120,000,000 to $105,000,000; and (e) it revises or eliminates certain covenants.

Pursuant to the Amendment, the Borrowing Base Value Trigger Date is the earlier of (a) December 27, 2025 and (b) the date upon which both of the Palmetto Lakes and Hialeah II properties have been released from the Wells Fargo line of credit. Prior to the Borrowing Base Value Trigger Date, the Borrowing Base Value is based on the lesser of (1) an amount equal to 65% of the aggregate value of the properties in the collateral pool as determined by lender appraisals, (2) an amount that results in a minimum debt yield of 9.5% based on the in-place net operating income of the collateral pool as defined or (3) the maximum capacity of the Wells Fargo line of credit. From and after the Borrowing Base Value Trigger Date, the Borrowing Base Value is based on the sum of (1) the Loudoun Borrowing Base Value (described below) and (2) the lesser of (a) an amount equal to 65% of the aggregate value of all other properties in the collateral pool as determined by lender appraisals; and (b) an amount that results in a minimum debt service coverage ratio of 1.20:1.00 as determined under the Amendment.

A wholly owned subsidiary of the Company that is a Borrower under the Wells Fargo line of credit has entered into a contract to sell the Loudoun Gateway property to a third party unaffiliated with the Company or its advisor (the "Loudoun Sale"). The completion of the Loudoun Sale is subject to certain conditions including but not limited to the ability of the buyer to receive a zoning exception from the relevant authorities allowing Loudoun Gateway to be converted to a data center use, which is subject to numerous conditions and may take a year or longer for the buyer to achieve. As such, the completion of the Loudoun Sale remains uncertain and the closing date likely would not occur until late 2026 or early 2027.

The Loudoun Borrowing Base Value is equal to (a) after the Borrowing Base Value Trigger Date but prior to June 1, 2026, $12,512,500; (b) thereafter until July 31, 2027, an amount equal to $12,512,500 as reduced on the first day of every calendar month from and after June 1, 2026 by $500,000, provided however that such monthly reduction of the Loudoun Borrowing Base Value would increase to $1,000,000 in the event the Loudoun Sale has been terminated prior to its completion; and (c) from and after August 1, 2027, zero.

In exchange for keeping Loudoun Gateway as part of the pool of properties upon which the Borrowing Base Value is determined, on August 25, 2025 the Company entered into the Amended and Restated Guaranty Agreement, under which the Company will provide, for a limited time, a full repayment guaranty rather than a limited guaranty (the "Guaranty"). The provisions relating to the full repayment guaranty will automatically terminate once either (a) Loudoun Gateway has been released from the Wells Fargo line of credit, or (b) the Loudoun Borrowing Base Value has been reduced to zero (the "Loudoun Release"). Upon the occurrence of the Loudoun Release, the Guaranty will become a non-recourse limited guaranty. Upon entering into the Guaranty and until the Loudoun Release, the Company is not allowed to sell or transfer, but may encumber or finance under specified conditions, any of the following properties: Commerce Corner, The Glenn, Seattle East Industrial, Providence Square and The Flats at Carrs Hill (the "Significant Properties"). Upon the occurrence of the Loudoun Release, the restrictions related to the Significant Properties shall no longer be in effect. Notwithstanding, in no event shall the Commerce Corner property be eligible for release from the Wells Fargo line of credit until the Wells Fargo line of credit is repaid in full and all commitments have been terminated.

The foregoing descriptions of the Amendment and the Guaranty are qualified in their entirety by reference to the Amendment and the Guaranty, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Fifth Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents, dated as of August 25, 2025, by and among RPT Terra Nova Plaza, LLC, RPT Loudoun Gateway I, LLC, RPT Palmetto Lakes, LLC, RPT Hialeah II, LLC, RPT 1109 Commerce Boulevard, LLC, Wells Fargo Bank, National Association and CIBC Inc. as Lenders and Wells Fargo Bank, National Association, as Administrative Agent.

10.2	Amended and Restated Guaranty Agreement, dated as of August 25, 2025, by RREEF Property Trust, Inc. in favor of Wells Fargo Bank, National Association, as Administrative Agent for certain Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer
        Date: August 29, 2025